EXHIBIT 32

ITRONICS INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Itronics Inc. (the Company") on Form 10-KSB for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on April 16, 2007 (the "Report") each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 16, 2007                      /S/ JOHN W. WHITNEY

                                    John W. Whitney

                                         President

Date: April 16, 2007                     /S/ MICHAEL C. HORSLEY

                                         Michael C. Horsley

                                         Controller

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